UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2015

VSE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

DELAWARE
 (State or Other Jurisdiction of Incorporation or Organization)

Delaware (State or Other Jurisdiction of Incorporation)	0-3676 (Commission File Number)	54-0649263 (IRS Employer Identification Number)

6348 Walker Lane
Alexandria, VA	22310-3226
(Address of Principal Executive Offices)	(Zip Code)

(703) 960-4600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 28, 2015, VSE Corporation ("VSE") and its two wholly owned subsidiaries VSE Aviation, Inc. ("VAI") and 9126767 Canada Inc. completed the acquisition of  five operating companies by acquiring all of the capital stock of their four holding companies consisting of Avatas Aerospace Inc. ("AAI"), Air Parts Holding Inc. ("APH"), Prime Turbines Holding Inc. ("PTH"), and Prime Turbines Germany Holding Inc. ("PTGH"). The five operating companies are Kansas Aviation of Independence, L.L.C. ("KAI"), Air Parts & Supply Co. ("APS"), CT Aerospace LLC ("CTA"), Prime Turbines LLC ("PT") and Prime Turbines GmbH ("PTG"). On January 30, 2015, VSE filed a Current Report on Form 8-K with the Securities and Exchange Commission disclosing the completion of the above-referenced acquisition (the "Original Form 8-K"). The operations of the acquired companies consisting of AAI, APH, PTH, PTGH, KAI, APS, CTA, PT and PTG are collectively referred to below as the "Killick Aerospace MRO Operations."

This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to provide the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, which VSE stated in the Original Form 8-K would be filed no later than 71 calendar days after the date that the Original Form 8-K was required to be filed.

Item 9.01                      Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired

The audited combined balance sheets of the Killick Aerospace MRO Operations as of December 31, 2014 and 2013, and the audited combined statements of income, changes in stockholders' equity and cash flows of the Killick Aerospace MRO Operations for the each of the three years ended December 31, 2014, 2013 and 2012 are being filed as Exhibit 99.1 to this Form 8-K/A.

(b)           Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet of VSE at December 31, 2014 and unaudited pro forma condensed consolidated statement of income of VSE for the year ended December 31, 2014 are being filed as Exhibit 99.2 to this Form 8-K/A.

(c)           Not applicable

(d)           Exhibits

Exhibit Number	Description

23.1	Consent of Independent Public Accounting Firm

99.1
The audited combined balance sheets of the Killick Aerospace MRO Operations at December 31, 2014 and 2013, and the audited combined statements of income, changes in stockholders equity and cash flows for the each of the three years ended December 31, 2014, 2013 and 2012.

99.2	The unaudited pro forma condensed consolidated balance sheet of VSE at December 31, 2014 and unaudited condensed consolidated statement of income of VSE for the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VSE CORPORATION
(Registrant)

Date: April 10, 2015	/s/ T. R. Loftus
T. R. Loftus
Executive Vice President and Chief Financial Officer